Exhibit 99.2

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA ANDRZEJ TOCZEK and JOHN GRAY, derivatively on behalf PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. K. Case No. 2:20 - cv - 01722 - JCM - NJK of STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated November 26 , 2024 (the “Stipulation”) is made and entered into by the following parties, each by and through their respective counsel : (1) plaintiffs Andrzej Toczek (“Toczek”) and John K . Gray (“Gray”) (the “Nevada Plaintiffs”) in the above - captioned consolidated stockholder derivative action (the “Nevada Action”), pending in the United States District Court for the District of Nevada (the “Court”) ; plaintiff Simone Blanchette (“Blanchette”) in the stockholder derivative action captioned Blanchette v . Paysign, Inc . et al . , Case No . 2 : 23 - cv - 01632 - JCM - BNW, pending in the Court (the “ Blanchette Action”) ; and 28 - 1 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 plaintiff Mo Jeewa (“Jeewa,” and together with the Nevada Plaintiffs and Blanchette, 2 “Plaintiffs”) in the stockholder derivative action captioned Jeewa v. Newcomer, et al. , 3 Case No. 2:23 - cv - 02129 - RFB - EJY pending in the Court (the “ Jeewa Action,” and 4 together with the Nevada Action and the Blanchette Action, the “Derivative 5 Actions”); (2) individual defendants Mark R. Newcomer (“Newcomer”), Mark 6 Attinger (“Attinger”), Daniel H. Spence (“Spence”), Joan M. Herman, Dan R. Henry, 7 Bruce A. Mina, Dennis Triplett, and Quinn Williams (collectively, the “Individual 8 Defendants”); and (3) nominal defendant Paysign, Inc. (“Paysign” or the “Company” 9 and, together with the Individual Defendants, “Defendants”) (the “Parties” refers 10 collectively to Plaintiffs and Defendants). 11 This Stipulation, subject to the approval of the Court, is intended to fully, 12 finally, and forever resolve, discharge, and settle any and all Released Claims (as 13 defined herein) upon the terms and subject to the conditions set forth herein. 14 I. FACTUAL AND PROCEDURAL BACKGROUND 15 Plaintiffs allege that, inter alia , between March 12, 2019 through September 16 17, 2020, at least, the Individual Defendants breached their fiduciary duties by issuing 17 and/or causing the Company to issue materially false and misleading statements 18 (including by soliciting a materially false and misleading proxy statement allegedly 19 in violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange 20 Act”)) and by failing to disclose material facts to the public regarding, among other 21 things, that: (1) the Company failed to design, implement, and maintain effective IT 22 general controls, specifically pertaining to user access and the Company’s systems 23 change management; (2) the Company failed to maintain effective disclosure controls 24 and internal controls over its financial reporting; and (3) due to the foregoing, the 25 Company would be forced to delay filing its 2019 Annual Report on U.S. Securities 26 and Exchange (“SEC”) Form 10 - K and holding its 2019 year - end earnings call. The 27 Derivative Actions also allege that the Individual Defendants breached their fiduciary 28 duties by failing to correct and/or causing the Company to fail to correct these false - 2 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 and misleading statements and omissions of material fact to the investing public, 2 while certain of the Individual Defendants engaged in insider sales. 3 Other than admitting that Paysign did delay the filing of its 2019 Form 10 - K 4 and year - end earnings call, Defendants deny each of Plaintiffs’ substantive 5 allegations. In particular, Defendants maintain that the referenced proxy statement 6 did not contain any false or misleading statement, that the Company maintained 7 effective IT controls, and effective disclosure controls and internal controls over its 8 financial reporting, and that there was no improper or illegal inside trading. 9 A. The Securities Class Action 10 On March 19, 2020, a securities class action was filed in the Court against the 11 Company and defendants Newcomer and Attinger for violations of the Exchange Act, 12 alleging substantially the same false and misleading statements that are alleged in the 13 Derivative Actions, captioned Shi v. Paysign, Inc. et al. , Case No. 2:20 - cv - 00553 - 14 GMN - DJA (the “Securities Class Action”). 15 On January 12, 2021, the lead plaintiffs in the Securities Class Action filed an 16 amended complaint for violations of the Exchange Act against the Company and 17 defendants Newcomer, Attinger, and Spence. (Securities Class Action, ECF No. 22). 18 On February 9, 2023, U.S. District Judge Gloria M. Navarro denied, in part, 19 the defendants’ motion to dismiss in the Securities Class Action. (Securities Class 20 Action, ECF No. 42). On December 15, 2023, the parties to the Securities Class 21 Action executed a Stipulation of Settlement. (Securities Class Action, ECF No. 63 - 22 2). On April 18, 2024, the Court granted final approval of the settlement of the 23 Securities Class Action. (Securities Class Action, ECF No. 69). 24 B. The Nevada Action 25 On September 17, 2020, plaintiff Toczek filed a Verified Shareholder 26 Derivative Complaint on behalf of nominal defendant Paysign in the Court alleging 27 breaches of fiduciary duty, unjust enrichment, waste of corporate assets, and 28 violations of Section 14(a) of the Exchange Act against the Individual Defendants, in - 3 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 a case styled as Toczek v. Newcomer et al , Case No. 2:20 - cv - 01722 - JCM - NJK (the 2 “ Toczek Action”) (ECF No. 1). 3 On May 9, 2022, plaintiff Gray filed a substantially similar Verified 4 Stockholder Derivative Complaint on behalf of nominal defendant Paysign against 5 the Individual Defendants, in a case styled as Gray v. Attinger et al , Case No. 2:22 - 6 cv - 00735 - GMN - VCF (the “ Gray Action”). ( Gray Action, ECF No. 1). 7 On April 20, 2023, nominal defendant Paysign filed an Unopposed Motion to 8 Consolidate Related Cases in the Court, requesting that the Court consolidate the 9 Toczek and Gray Actions. (ECF No. 22). 10 On May 10, 2023, the Court issued an order granting the Unopposed Motion to 11 Consolidate Related Cases, thereby consolidating the Toczek and Gray Actions for 12 all purposes under Case No. 2:20 - cv - 01722 - JCM - NJK (forming the Nevada Action). 13 (ECF No. 23). 14 C. The Blanchette Action 15 On October 1, 2023, plaintiff Blanchette filed a Verified Shareholder 16 Derivative Complaint on behalf of Paysign in the Eighth Judicial District Court, Clark 17 County, Nevada asserting claims for violations of Section 10(b) of the Exchange Act, 18 as well as for breaches of fiduciary duty, unjust enrichment, aiding and abetting 19 breach of fiduciary duty, and gross mismanagement against the Individual 20 Defendants. ( Blanchette Action, ECF No. 1 - 1). Defendants’ counsel in the Blanchette 21 Action accepted service on behalf of all Defendants and, on October 10, 2023, 22 removed the Blanchette Action to the Court pursuant to 28 U.S.C. †† 1441, 1446. 23 ( Blanchette Action, ECF No. 1). 24 On November 8, 2023, the parties to the Blanchette Action agreed to stay the 25 Blanchette Action until December 7, 2023, to complete discussions with counsel for 26 Nevada Plaintiffs in the Nevada Action and with counsel for Defendants regarding 27 coordination of the actions, which stay the Court so ordered on November 15, 2023. 28 ( Blanchette Action, ECF Nos. 10, 11). - 4 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 On December 7, 2023, the parties to the Blanchette Action filed an updated 2 status report indicating that the parties had made substantial progress towards the 3 potential settlement of the Nevada Action, which would include the Blanchette 4 Action, and requested that the Blanchette Action be stayed for sixty (60) days pending 5 the completion of the settlement negotiations of the Nevada Action, which request the 6 Court so granted on December 11, 2023. ( Blanchette Action, ECF Nos. 12, 13). The 7 parties to the Blanchette Action made a similar request to extend the stay on January 8 29, 2024, which the Court so ordered on February 2, 2024. ( Blanchette Action, ECF 9 Nos. 14, 15). 10 On March 28, 2024, the parties to the Blanchette Action filed a Joint Status 11 Report, informing the court, inter alia , that the parties had made significant progress 12 towards reaching a settlement. ( Blanchette Action, ECF No. 16). The parties 13 requested that the Court stay the Blanchette Action for an additional sixty (60) days, 14 until May 29, 2024, which the Court so ordered on April 1, 2024. ( Blanchette Action, 15 ECF Nos. 16, 17). On July 27, 2024, the parties to the Blanchette Action filed a 16 further Joint Status Report informing the Court that as of that time a settlement had 17 not been reached, and setting forth a proposed briefing schedule on Defendants’ 18 anticipated motion to dismiss. As described below in “Settlement Negotiations,” 19 subsequent to the filing of that Joint Status Report, the Parties reached this Settlement, 20 and therefore the parties to the Blanchette Action wish to seek the Court’s approval 21 of this Settlement, rather than proceeding with the filing of a motion to dismiss in 22 Blanchette . 23 D. The Jeewa Action 24 On May 28, 2021, Jeewa made a presuit litigation demand on the Company’s 25 Board of Directors (the “Board”) to investigate and bring action against the Individual 26 Defendants for, inter alia , breach of their fiduciary duties. On June 10, 2021, Paysign 27 responded by letter, advising Jeewa of the existence of the Toczek derivative litigation 28 which made essentially the same allegations. Paysign invited Jeewa to share with the - 5 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 Board any information he deemed relevant to the Board’s consideration, and said that 2 Paysign would consider Jeewa’s demand. 3 Jeewa next wrote to Paysign on May 16, 2022, asking for an update. Paysign 4 responded on June 9, 2022, informing Jeewa of the filing of the Gray derivative case, 5 and again inviting Jeewa to share with the Board any information he deemed relevant. 6 Jeewa responded that same day, seeking to clarify the Board’s review of the demand 7 and whether the Board had taken any action in respect thereof and requesting that the 8 Company take any steps necessary to secure tolling agreements from any potential 9 defendant in any litigation that might result from the demand. In the same response, 10 Jeewa also stated that he would share information whenever he deemed it appropriate. 11 On July 5, 2022, Jeewa sent an email following up on whether the Company had 12 secured the requested tolling agreements. On July, 20, 2022 Paysign informed Jeewa 13 that in light of the existence of the Toczek and Gray cases which preserve Plaintiffs’ 14 derivative claims, it declined to pursue certain tolling agreements Jeewa was asking 15 Paysign to pursue. 16 Jeewa wrote again on April 17, 2023 and on June 21, 2023, repeating his 17 demand that the Board take immediate action, and on June 28, 2023 Paysign repeated 18 its view that Jeewa’s allegations were essentially identical to those made in Toczek 19 and Gray , and said its Board “continues to monitor developments in both the 20 Securities Class Action, and the Derivative Litigation, in deciding Paysign’s best 21 course of action.” 22 On December 27, 2023, plaintiff Jeewa filed a Verified Stockholder Derivative 23 Complaint in the Court making claims for breach of fiduciary duty, breach of 24 fiduciary duty for wrongful refusal, and unjust enrichment against the Individual 25 Defendants and alleging that the Board wrongfully refused plaintiff Jeewa’s demand. 26 ( Jeewa Action, ECF No. 1). 27 E. Settlement Negotiations 28 In April 2023, Plaintiffs and Defendants agreed to mediate in connection with - 6 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 the Derivative Actions in order to attempt to resolve the claims asserted therein. The 2 Mediation was set for May 10, 2023, to be overseen by Michelle Yoshida (the 3 “Mediator”) of Phillips ADR Enterprises. 4 On April 18, 2023, the Nevada Plaintiffs sent a settlement demand letter to 5 Defendants that, inter alia , proposed a settlement framework that included a 6 comprehensive set of corporate governance reforms designed to address the 7 governance deficiencies that resulted in the wrongdoing alleged in the Nevada Action. 8 Moreover, in anticipation of the Mediation, the Parties submitted to the Mediator and 9 exchanged with each other detailed mediation statements, addressing relevant 10 arguments and allegations in the Derivative Actions. 11 On May 10, 2023, the Parties in the Nevada Action and the Blanchette Action 12 participated in the full - day Mediation with the Mediator. The Parties in the Nevada 13 Action and the Blanchette Action were unable to reach an agreement on settlement at 14 the Mediation but continued to engage in settlement negotiations in the following 15 months. Separately, Defendants and counsel for Jeewa worked with the Mediator on 16 additional corporate governance reforms. Ultimately, the Parties were able to reach 17 an agreement in principle on the substantive terms of the settlement, including the 18 corporate governance reforms that Paysign would adopt as consideration for the 19 settlement as reflected in the “Corporate Governance Reforms” attached hereto as 20 Exhibit A (the “Reforms”). 21 After the Parties reached an agreement in principle on the material terms of the 22 settlement, the Parties separately negotiated at arm’s length, with the Mediator’s 23 assistance, the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in 24 consideration of the substantial benefits conferred on the Company by the Reforms 25 due to the efforts of Plaintiffs’ Counsel and, on October 4, 2024, the Parties agreed 26 that Defendants’ insurers will pay $607,500.00 in attorneys’ fees and expenses to 27 Plaintiffs’ Counsel, subject to Court approval. 28 - 7 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 II. PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT 2 Plaintiffs believe that the derivative claims in the Derivative Actions have 3 substantial merit, and Plaintiffs’ entry into this Stipulation is not intended to be and 4 shall not be construed as an admission or concession concerning the relative strength 5 or merit of the claims alleged in the Derivative Actions. However, Plaintiffs and 6 Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and 7 length of continued proceedings necessary to prosecute the Derivative Actions against 8 the Individual Defendants through trial and possible appeals. Plaintiffs’ Counsel also 9 have taken into account the uncertain outcome and the risk of any litigation, especially 10 in complex cases such as the Derivative Actions, as well as the difficulties and delays 11 inherent in such litigation. 12 Plaintiffs’ Counsel have conducted extensive investigation and analysis, 13 including, inter alia : (i) reviewing and analyzing Paysign press releases, public 14 statements, and filings with the SEC; (ii) reviewing and analyzing securities analysts’ 15 reports and advisories and media reports about the Company; (iii) reviewing and 16 analyzing the pleadings and orders in the Securities Class Action; (iv) researching the 17 applicable law with respect to the claims alleged and the potential defenses thereto; 18 (v) preparing and filing initial complaints in the Derivative Actions; (vi) researching 19 and evaluating factual and legal issues relevant to the claims; (vii) engaging in 20 settlement negotiations with Defendants’ counsel regarding the specific facts, and 21 perceived strengths and weaknesses of the Derivative Actions, and other issues in an 22 effort to facilitate negotiations; (viii) researching the Company’s corporate 23 governance structure in connection with settlement efforts; (ix) preparing 24 comprehensive written settlement demands and modified demands over the course of 25 the Parties’ settlement negotiations; (x) preparing a mediation statement; (xi) 26 participating in the full - day Mediation; and (xii) negotiating and drafting this 27 comprehensive Stipulation. 28 Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant - 8 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel 2 believe that the Settlement set forth in this Stipulation is fair, reasonable, and 3 adequate, and confers substantial benefits upon Paysign. Based upon Plaintiffs’ 4 Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best 5 interests of Paysign and have agreed to settle the Derivative Actions upon the terms 6 and subject to the conditions set forth herein. 7 III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY 8 Defendants deny that they have committed or engaged in any wrongdoing or 9 violation of law whatsoever. Defendants further deny each and all of the claims and 10 contentions alleged by Plaintiffs in the Derivative Actions. The Individual Defendants 11 have expressly denied and continue to deny all charges of wrongdoing or liability 12 against them arising out of any of the conduct, statements, acts, or omissions alleged, 13 or that could have been alleged in the Derivative Actions. 14 Nonetheless, Defendants have concluded that it is desirable for the Derivative 15 Actions to be fully and finally settled in the matter and upon the terms and conditions 16 set forth in this Stipulation. Defendants have also taken into account the uncertainty 17 and risks inherent in any litigation, especially in complex derivative actions. 18 Defendants have, therefore, determined that it is in the best interests of Paysign for 19 the Derivative Actions to be settled in the manner and upon the terms and conditions 20 set forth in this Stipulation. 21 IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT 22 NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and 23 among the undersigned counsel for the Parties herein, in consideration of the benefits 24 flowing to the Parties from the Settlement, and subject to the approval of the Court, 25 that the Released Claims shall be finally and fully compromised, settled, and released, 26 and the Derivative Actions shall be dismissed with prejudice and with full preclusive 27 effect as to all Parties, upon and subject to the terms and conditions of this Stipulation, 28 - 9 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1. DEFINITIONS 28 and shall not include claims, if any, that any party may have against its insurer with - 10 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1. “Board” means the Board of Directors of Paysign. 2. “ Blanchette Action” means the stockholder derivative action captioned 3. “Court” means the United States District Court for the District of Nevada. 4. “Current Paysign Stockholders” means any Person or Persons who are 1 as set forth below. 2 3 As used in this Stipulation, the following terms have the meanings specified 4 below: 5 6 7 Blanchette v. Paysign, Inc. et al. , Case No. 2:23 - cv - 01632 - JCM - BNW pending in the 8 United States District Court for the District of Nevada. 9 10 11 record or beneficial owners of Paysign stock as of the date of this Stipulation and who 12 continue to own Paysign stock through the date of the Settlement Hearing (defined 13 herein), excluding the Individual Defendants, the officers and directors of Paysign, 14 members of their immediate families, and their legal representatives, heirs, 15 successors, or assigns, and any entity in which any of the Individual Defendants has 16 or has had a controlling interest. 17 1.5 “Defendants” means the Individual Defendants and nominal defendant, 18 Paysign. 19 1.6 “Defendants’ Counsel” means Greenberg Traurig, LLP. 20 1.7 “Defendants’ Released Claims” means any and all manners of claims or 21 causes of action (including known and Unknown Claims), whether based on federal, 22 state, local, statutory or common law, in equity, or on any other law, rule, regulation, 23 ordinance, contract, or the law of any foreign jurisdiction, whether fixed or 24 contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, 25 asserted or unasserted, matured or unmatured, arising out of the commencement, 26 litigation, or settlement of the Derivative Actions. “Defendants’ Released Claims” 27 shall not include claims to enforce the terms of the Stipulation and/or the Judgment,

1 respect to any payment obligations under the Settlement. 2 1.8 “Defendants’ Released Persons” means Plaintiffs, Plaintiffs’ Counsel, 3 and each and all of their past, present, or future family members, spouses, domestic 4 partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, 5 owners, members, representatives, employees, attorneys, financial or investment 6 advisors, consultants, underwriters, investment banks or bankers, commercial 7 bankers, insurers, reinsurers, excess insurers, co - insurers, advisors, principals, agents, 8 heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or 9 limited partners or partnerships, joint ventures, personal or legal representatives, 10 administrators, or any other Person or entity acting or purporting to act for or on behalf 11 of any Plaintiff or any counsel for any Plaintiff, and each of their respective 12 predecessors, successors, and assigns, Paysign, and all Paysign stockholders (solely 13 in their capacity as Paysign stockholders). 14 1.9 “Derivative Actions” means the Nevada Action the Blanchette Action, 15 and the Jeewa Action. 16 1.10 “Effective Date” means the date by which all of the conditions specified 17 in paragraph IV (6.1) have been met. 18 1.11 “Final” means the expiration of all time to seek appeal or other review of 19 the Judgment (defined herein), or if any appeal or other review of such Judgment is 20 filed and not dismissed, after such Judgment is upheld on appeal in all material 21 respects and is no longer subject to appeal, reargument, or review by writ of certiorari 22 or otherwise. 23 1.12 “Individual Defendants” means Mark R. Newcomer, Mark Attinger, 24 Daniel H. Spence, Joan M. Herman, Dan R. Henry, Bruce A. Mina, Dennis Triplett, 25 and Quinn Williams. 26 1.13 “ Jeewa Action” means the stockholder derivative action captioned Jeewa 27 v. Newcomer et al. , Case No. 2:23 - cv - 02129 - RFB - EJY, pending in the United States 28 District Court for the District of Nevada. - 11 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 1.14 “Judgment” means the Order and Final Judgment entered by the Court 2 that dismisses the Nevada Action pursuant to the Settlement, substantially in the form 3 of Exhibit E attached hereto. 4 1.15 “Nevada Action” means the consolidated stockholder derivative action 5 captioned Toczek v. Newcomer et al , Case No. 2:20 - cv - 01722 - JCM - NJK pending in 6 the United States District Court for the District of Nevada. 7 1.16 “Notice” means the Notice of Pendency and Proposed Settlement of 8 Stockholder Derivative Actions, substantially in the form of Exhibit C attached 9 hereto. 10 1.17 “Parties” means Plaintiffs, Individual Defendants, and Paysign. 11 1.18 “Paysign” or the “Company” means nominal defendant Paysign, Inc. and 12 its affiliates, subsidiaries, predecessors, successors, and assigns. 13 1.19 “Person” means any natural person, individual, corporation, partnership, 14 limited partnership, limited liability partnership, limited liability company, 15 association, joint venture, joint stock company, estate, legal representative, trust, 16 unincorporated association, government, or any political subdivision or agency 17 thereof, any business or legal entity, and any spouse, heir, legatee, executor, 18 administrator, predecessor, successor, representative, or assign of any of the 19 foregoing. 20 1.20 “Plaintiffs” means Andrzej Toczek, John K. Gray, Simone Blanchette, 21 and Mo Jeewa. 22 1.21 “Plaintiffs’ Counsel” means The Brown Law Firm, P.C. and Shuman, 23 Glenn & Stecker, as counsel for Plaintiffs Andrzej Toczek and John K. Gray; 24 Rigrodsky Law, P.A., as counsel for Plaintiff Simone Blanchette; and Julie & 25 Holleman as counsel for Mo Jeewa. 26 1.22 “Plaintiffs Releasing Parties” means Plaintiffs, for themselves and 27 derivatively on behalf of Paysign, Current Paysign Stockholders, derivatively on 28 behalf of Paysign, and Paysign, and their respective agents, spouses, heirs, executors, - 12 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 administrators, personal representatives, predecessors, successors, transferors, 2 transferees, representatives, and assigns, in their capacities as such, and any Person 3 or entity that could assert any of the Released Claims on their behalf. 4 1.23 “Preliminary Approval Order” means the [Proposed] Preliminary 5 Approval Order entered by the Court that preliminarily approves the Settlement, 6 authorizes the form and manner of providing notice of the Settlement to Current 7 Paysign Stockholders, and sets a date for the Settlement Hearing, substantially in the 8 form of Exhibit B attached hereto. 9 1.24 “Reforms” means the corporate governance reforms set forth in Exhibit 10 A attached hereto, which the Company shall adopt, implement, and maintain, 11 pursuant to and in accordance with this Stipulation. 12 1.25 “Released Claims” means all claims or causes of action (including known 13 and Unknown Claims), including, but not limited to, any claims for damages, 14 injunctive relief, interest, attorneys’ fees, expert, or consulting fees, and any and all 15 other costs, expenses, sums of money, or liabilities whatsoever, against any of the 16 Released Persons that: (i) were asserted or could have been asserted derivatively in 17 the Derivative Actions; (ii) would have been barred by res judicata had the Derivative 18 Actions been fully litigated to final judgment; (iii) that have been, could have been, 19 or could in the future be, asserted derivatively in any forum or proceeding or 20 otherwise against any of the Released Persons that concern, are based upon, involve, 21 or arise out of, or relate to any of the operative subject matters, allegations, 22 transactions, facts, events, occurrences, disclosures, representations, statements, 23 omissions alleged, acts, failures to act, alleged mismanagement, misconduct, 24 concealment, alleged misrepresentations, alleged violations of local, state or federal 25 law, sale of stock, or other matters involved, set forth, or referred to, or could have 26 been alleged in or encompassed by, the complaints in the Derivative Actions; or (iv) 27 arise out of, relate to, or concern the defense, settlement, or resolution of the 28 Derivative Actions or the Released Claims. “Released Claims” shall not include: (i) - 13 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 claims to enforce the terms of the Stipulation and/or the Judgment; or (ii) exclusively 2 direct claims (i.e., as opposed to derivative claims) absent Paysign stockholders may 3 have in an individual capacity against Defendants. 4 1.26 “Released Persons” means Defendants’ Counsel and each of Defendants 5 and each and all of their past, present, or future family members, spouses, domestic 6 partners, associates, affiliates, subsidiaries, parents, officers, directors, stockholders, 7 owners, members, representatives, employees, attorneys, financial or investment 8 advisors, consultants, underwriters, investment banks or bankers, commercial 9 bankers, insurers, reinsurers, excess insurers, co - insurers, advisors, principals, agents, 10 heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or 11 limited partners or partnerships, joint ventures, personal or legal representatives, 12 administrators, or any other Person or entity acting or purporting to act for or on behalf 13 of any Defendant, and each of their respective predecessors, successors, and assigns. 14 1.27 “Settlement” means the settlement and compromise of the Derivative 15 Actions as provided for in this Stipulation. 16 1.28 “Settlement Hearing” means the hearing set by the Court to consider final 17 approval of the Settlement. 18 1.29 “Summary Notice” means the Summary Notice of Pendency and 19 Proposed Settlement of Stockholder Derivative Actions, substantially in the form of 20 Exhibit D attached hereto. 21 1.30 “Unknown Claims” means any Released Claim(s) that any of the 22 Plaintiffs Releasing Parties does not know of or suspect to exist in his, her, or its favor 23 at the time of the release of the Released Persons, including claims that, if known by 24 him, her, or it, might have affected his, her, or its settlement with and release of the 25 Released Persons or might have affected his, her, or its decision whether to object to 26 this Settlement. With respect to any and all Released Claims, the Parties stipulate and 27 agree that, upon the Effective Date, the Plaintiffs Releasing Parties shall expressly 28 waive and relinquish, and each Current Paysign Stockholder shall be deemed to have - 14 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

2. TERMS OF THE SETTLEMENT 1. Within thirty (30) days of issuance of the Judgment by the Court, the 28 - 15 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1 and by operation of the Judgment shall have expressly waived and relinquished to the 2 fullest extent permitted by law, the provisions, rights and benefits conferred by and 3 under California Civil Code † 1542, and any other law of the United States or any 4 state or territory of the United States, or principle of common law, which is similar, 5 comparable or equivalent to California Civil Code † 1542, which provides: 6 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT 7 THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR 8 SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF 9 EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR 10 HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER 11 SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. 12 The Plaintiffs Releasing Parties acknowledge that they and Current Paysign 13 Stockholders may hereafter discover facts in addition to or different from those now 14 known or believed to be true by them, with respect to the subject matter of the 15 Released Claims, but it is the intention of the Parties that the Plaintiffs Releasing 16 Parties and all Current Paysign Stockholders shall be deemed to and by operation of 17 the Judgment shall completely, fully, finally, and forever compromise, settle, release, 18 discharge, and extinguish any and all Released Claims, known or unknown, suspected 19 or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, 20 which do now exist, or heretofore existed, or may hereafter exist, upon any theory of 21 law or equity now existing or coming into existence in the future, and without regard 22 to the subsequent discovery of additional or different facts. The Parties acknowledge 23 that the foregoing waiver was separately bargained for and is a key element of the 24 Stipulation of which this release is a part. 25 26 27 Board shall adopt resolutions and amend Board committee charters, corporate

2.2 Paysign and the Board acknowledge and agree that the filing, pendency, 3. APPROVAL AND NOTICE 1. As soon as practicable, the Parties to the Jeewa Action shall stipulate to 1 governance documents, and/or the Company’s Bylaws 1 to ensure the adoption, 2 implementation, and maintenance of the Reforms, which shall remain in effect for no 3 less than five (5) years after the Judgment is entered by the Court. 4 5 and settlement of the Derivative Actions was the cause of the Company’s decision to 6 adopt, implement, and maintain the Reforms. Paysign and the Board also 7 acknowledge and agree that the Reforms confer substantial benefits to Paysign and 8 its shareholders. 9 10 11 the transfer of the Jeewa Action to the Hon. James C. Mahan, which if agreed to by 12 the Court in the Jeewa Action and Judge Mahan, will have the effect of having all 13 derivative litigation before a single judge for purposes of seeking approval of this 14 Settlement pursuant to Federal Rule of Civil Procedure 23.1. As soon as practical 15 thereafter, the Nevada Action Plaintiffs shall submit this Stipulation together with its 16 exhibits to the Court and shall apply for entry of the Preliminary Approval Order, 17 substantially in the form of Exhibit B attached hereto, requesting: (i) preliminary 18 approval of the Settlement set forth in this Stipulation; (ii) approval of the form and 19 manner of providing notice of the Settlement to Current Paysign Stockholders; and 20 (iii) a date for the Settlement Hearing. 21 3.2 Within ten (10) days after the entry of the Preliminary Approval Order, 22 Paysign shall: (1) post a copy of the Notice and the Stipulation (and exhibits thereto) 23 on the Investor Relations page of the Company’s website; (2) publish the Summary 24 Notice in a press release; and (3) file with or furnish to the SEC the Notice and 25 Stipulation (and exhibits thereto) as exhibits to an SEC Form 8 - K. The Notice shall 26 27 1 The term “Bylaws” refers to the Second Amended and Restated Bylaws of Paysign, Inc. (Dated as of March 7, 2024). - 16 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 28

4. ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES 1. In consideration of the substantial benefits conferred upon Paysign as a 28 Counsel. Defendants are not responsible for the allocation of the Fee and Expense - 17 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1 provide a link to the Investor Relations page on Paysign’s website where the Notice 2 and Stipulation (and exhibits thereto) may be viewed, which page will be maintained 3 through the date of the Settlement Hearing. Paysign shall be solely responsible for 4 paying the costs and expenses related to providing notice of the Settlement set forth 5 in this paragraph or as otherwise required by the Court. The Parties believe the manner 6 of the notice procedures set forth in this paragraph constitutes adequate and 7 reasonable notice to Paysign stockholders pursuant to applicable law and due process. 8 3.3 Pending the Court’s determination as to final approval of the Settlement, 9 Plaintiffs and Current Paysign Stockholders are barred and enjoined from 10 commencing, prosecuting, instigating, or in any way participating in the 11 commencement or prosecution of any action asserting any Released Claims against 12 any of the Released Persons. 13 14 15 direct result of the Reforms and Plaintiffs’ and Plaintiffs’ Counsel’s efforts in 16 connection with the Derivative Actions, and subject to Court approval, Defendants’ 17 insurers shall pay to Plaintiffs’ Counsel, collectively, their attorneys’ fees and costs 18 in the amount of six hundred and seven thousand five hundred dollars ($607,500.00) 19 (the “Fee and Expense Amount”). 20 4.2 Within twenty (20) days of the date of entry of the Preliminary Approval 21 Order and The Brown Law Firm, P.C.’s provision of wire instructions and W - 9 form, 22 whichever is later, Defendants’ insurers shall pay the Fee and Expense Amount to 23 The Brown Law Firm, P.C.’s (the “Escrow Agent”) escrow account (the “Escrow 24 Account”), which amount, to the extent approved by the Court, shall be released by 25 the Escrow Agent from the Escrow Account once the Court enters the Judgment and 26 an order approving the Fee and Expense Amount, notwithstanding any potential 27 appeals, to Plaintiffs’ Counsel, pursuant to an allocation agreed to by Plaintiffs’

5. RELEASES 1. Within five (5) days after the Effective Date, the parties in the Derivative 28 Persons, individually on behalf of themselves, and derivatively on behalf of Paysign, - 18 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1 Amount amongst Plaintiffs’ Counsel. Plaintiffs’ Counsel shall make no request to the 2 Court for (and hereby release any right they may otherwise have to seek) attorneys’ 3 fees and/or costs beyond the Fee and Expense Amount. 4 4.3 In the event that the Judgment fails to become Final as defined in 5 paragraph IV (¶1.11), or to the extent that the Court does not approve Plaintiffs’ 6 Counsel’s application for an award of attorneys’ fees and costs in the full amount of 7 the Fee and Expense Amount, or to the extent the Fee and Expense Amount is reduced 8 as the result of an appeal, Plaintiffs’ Counsel must refund the Fee and Expense 9 Amount to the extent it is denied or reduced to Defendants’ insurers within thirty (30) 10 days from receiving notice from Defendants’ Counsel or from a court of appropriate 11 jurisdiction. 12 4.4 Plaintiffs’ Counsel may apply to the Court for service awards of up to two 13 thousand dollars ($2,000.00) for each of the Plaintiffs to be paid from the Fee and 14 Expense Amount in recognition of Plaintiffs’ participation and effort in the 15 prosecution of the Derivative Actions (the “Service Awards”). Defendants shall not 16 object to the application for the Service Awards. 17 4.5 The Court’s awarding of any fees and costs is not a necessary term of this 18 Settlement, and it is not a condition of this Settlement that Plaintiffs’ Counsel’s 19 application(s) for such fees and costs be approved by the Court in the amount of the 20 Fee and Expense Amount or in any other amount. 21 22 23 Actions other than the Nevada Action will file stipulations of dismissal with prejudice 24 in those respective actions. 25 5.2 Upon the Effective Date, the Plaintiffs Releasing Parties shall be deemed 26 to have, and by operation of the Judgment shall have, fully, finally, and forever 27 released, relinquished, and discharged the Released Claims against the Released

6. CONDITIONS OF SETTLEMENT; EFFECT OF DISAPPROVAL, CANCELLATION, OR TERMINATION 1. The Effective Date of this Stipulation shall be conditioned on the 28 Stockholders; - 19 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1 and on behalf of their respective agents, spouses, heirs, executors, administrators, 2 personal representatives, predecessors, successors, transferors, transferees, 3 representatives, and assigns, in their capacities as such. Plaintiffs Releasing Parties 4 shall be deemed to have, and by operation of the Judgment shall have, covenanted not 5 to sue any Released Persons with respect to any Released Claims, and shall be 6 permanently barred and enjoined from instituting, commencing or prosecuting the 7 Released Claims against the Released Persons except to enforce the releases and other 8 terms and conditions contained in the Settlement and/or the Judgment. 9 5.3 Upon the Effective Date, the Released Persons shall be deemed to have, 10 and by operation of the Judgment shall have, fully, finally, and forever released, 11 relinquished and discharged each and all of Defendants’ Released Persons from 12 Defendants’ Released Claims. The Released Persons shall be deemed to have, and by 13 operation of the Judgment shall have, covenanted not to sue Defendants’ Released 14 Persons with respect to any of Defendants’ Released Claims, and shall be permanently 15 barred and enjoined from instituting, commencing or prosecuting Defendants’ 16 Released Claims against Defendants’ Released Persons except to enforce the releases 17 and other terms and conditions contained in the Stipulation and/or the Judgment. 18 5.4 Within five (5) days after the Effective Date, the parties in the Blanchette 19 Action and in the Jeewa Action will file a stipulation of dismissal with prejudice in 20 in those actions, respectively. 21 22 23 24 occurrence of all of the following events: 25 a. Court approval of the content and method of providing notice of the 26 proposed Settlement to Current Paysign Stockholders, and the subsequent 27 dissemination of the notice of the proposed Settlement to Current Paysign

b. payment of the Fee and Expense Amount in accordance with paragraph IV ( 4 . 2 ) ; c. Court entry of the Judgment, in all material respects in the form set forth as Exhibit E annexed hereto, approving the Settlement and dismissing the Nevada Action with prejudice, without awarding costs to any party, except as provided herein ; and d. the passing of the date upon which the Judgment becomes Final . 28 Settlement; and (ii) agree to cooperate to the extent reasonably necessary to effectuate - 20 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK 1 2 3 4 5 6 7 8 6.2 If any of the conditions specified above in paragraph IV (6.1) are not met, 9 then this Stipulation shall be canceled and terminated subject to paragraph IV (6.3), 10 unless counsel for the Parties mutually agree in writing to proceed with this 11 Stipulation. 12 6.3 If for any reason the Effective Date of this Stipulation does not occur, or 13 if this Stipulation is in any way canceled, terminated or fails to become Final in 14 accordance with its terms: (a) all Parties shall be restored to their respective positions 15 in the Derivative Actions as of the date of this Stipulation; (b) all releases delivered 16 in connection with this Stipulation shall be null and void, except as otherwise 17 provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ 18 Counsel shall be refunded and returned within thirty (30) days; and (d) all 19 negotiations, proceedings, documents prepared, and statements made in connection 20 herewith shall be without prejudice to the Parties, shall not be deemed or construed 21 to be an admission by a Party of any act, matter, or proposition, and shall not be used 22 in any manner for any purpose in any subsequent proceeding in the Derivative 23 Actions, or in any other action or proceeding. In such event, the terms and provisions 24 of this Stipulation shall have no further force and effect with respect to the Parties and 25 shall not be used in the Derivative Actions or in any other proceeding for any purpose. 26 27 7. MISCELLANEOUS PROVISIONS 1. The Parties: (i) acknowledge that it is their intent to consummate the

1 and implement all terms and conditions of the Settlement and to exercise their 2 reasonable best efforts to accomplish the foregoing terms and conditions of the 3 Settlement. 4 7.2 In the event that any part of the Settlement is found to be unlawful, void, 5 unconscionable, or against public policy by a court of competent jurisdiction, the 6 remaining terms and conditions of the Settlement shall remain intact. 7 7.3 The Parties intend this Settlement to be a final and complete resolution of 8 all disputes between them with respect to the Derivative Actions and any and all 9 claims released herein. 10 7.4 Nothing in this Stipulation, or any other settlement - related documents or 11 communications, constitutes an admission that any claim which was brought or could 12 have been brought in the Derivative Actions has or lacks any merit whatsoever, or 13 that Defendants have committed or engaged in any violation of law or wrongdoing 14 whatsoever. 15 7.5 This Stipulation shall not be deemed to prejudice any of the positions of 16 any of the Parties. 17 7.6 Neither this Stipulation, nor any of its terms or provisions, nor entry of 18 the Judgment, nor any act performed or document executed pursuant to or in 19 furtherance of this Stipulation or the Settlement, is, may be construed as, or may be 20 used as evidence of the validity of any of the claims released herein or an admission 21 by or against the Individual Defendants of any fault, wrongdoing, or concession of 22 liability whatsoever. 23 7.7 Defendants may file this Stipulation and/or the Judgment in any action 24 that has or may be brought against them in order to support a defense or counterclaim 25 based on principles of res judicata , collateral estoppel, release, good faith settlement, 26 judgment bar or reduction, or any other theory of claim preclusion or issue preclusion 27 or similar defense or counterclaim. 28 7.8 This Settlement may not be terminated, modified, or amended, except by - 21 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 an agreement in writing signed by the Parties. 2 7.9 This Stipulation shall be construed as if the Parties collectively prepared 3 it, and any uncertainty or ambiguity shall not be interpreted against any of the Parties. 4 7.10 This Stipulation shall be considered to have been negotiated, executed 5 and delivered, and to be wholly performed, in the State of Nevada, and shall be 6 governed by, construed, and enforced in accordance with the laws of the State of 7 Nevada without regard to any state’s principles, policies, or provisions governing 8 choice of law. 9 7.11 This Stipulation and the exhibits attached hereto contain the entire 10 understanding of the Parties concerning the subject matter hereof and supersede any 11 and all prior agreements or negotiations of the Parties, whether oral or in writing, with 12 respect to its subject matter. 13 7.12 The exhibits to this Stipulation are material and integral parts hereof and 14 are fully incorporated herein. In the event that there exists a conflict or inconsistency 15 between the terms of this Stipulation and the terms of any exhibit hereto, the terms of 16 this Stipulation shall prevail. 17 7.13 This Settlement may be executed in any number of counterparts with the 18 same effect as if all Parties had executed the same document. All such counterparts 19 shall be construed together and shall constitute one instrument. A facsimile or 20 electronic (e.g., PDF format) copy of this Settlement as executed shall be deemed an 21 original. 22 7.14 Subject to, and conditional on, the Court’s final approval of the 23 Settlement contemplated herein, the Parties agree that each has complied fully with 24 the applicable requirements of good faith litigation. The Parties shall not take the 25 position that the Derivative Actions were brought or defended in bad faith or in 26 violation of Rule 11 of the Federal Rules of Civil Procedure and relevant state 27 provisions, respectively. 28 7.15 No representations, warranties, or inducements have been made to any of - 22 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 the Parties concerning this Stipulation or its exhibits other than the representations, 2 warranties, and covenants contained and memorialized in such documents. 3 7.16 In the event any proceedings by or on behalf of Paysign, whether 4 voluntary or involuntary, are initiated under any chapter of the United States 5 Bankruptcy Code, including an act of receivership, asset seizure, or similar federal or 6 state law action (“Bankruptcy Proceedings”), the Parties agree to use their reasonable 7 best efforts to obtain all necessary orders, consents, releases, and approvals for 8 effectuation of this Stipulation in a timely and expeditious manner. In the event of 9 any Bankruptcy Proceedings by or on behalf of Paysign, the Parties agree that all 10 dates and deadlines set forth herein will be extended for such periods of time as are 11 necessary to obtain necessary orders, consents, releases and approvals from the 12 bankruptcy court to carry out the terms and conditions of the Stipulation. 13 7.17 Any planned, proposed, or actual sale, merger, or change - in - control of 14 Paysign shall not void this Stipulation. The Stipulation shall run to the Parties’ 15 respective successors - in - interest. In the event of a planned, proposed, or actual sale, 16 merger, or change - in - control of Paysign, the Parties shall continue to seek court 17 approval of the Settlement expeditiously, including without limitation the Settlement 18 terms reflected in this Stipulation and the Fee and Expense Amount. 19 7.18 The Parties shall attempt to resolve any dispute arising out of or relating 20 to the Settlement in good faith. If, after consulting in good faith for a reasonable time, 21 the Parties are unable to reach agreement concerning the dispute, the matter shall be 22 referred to the Mediator for a final binding resolution, with the fees and expenses of 23 the Mediator to be divided equally between the Parties. 24 7.19 The Court shall retain jurisdiction to implement and enforce the terms of 25 the Stipulation and the Judgment and to consider any matters or disputes arising out 26 of or relating to the Settlement, and the Parties and their undersigned counsel submit 27 to the jurisdiction of the Court for purposes of implementing and enforcing the 28 Settlement embodied in the Stipulation and Judgment, and for matters or disputes - 23 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 arising out of or relating to the Settlement. 2 IN WITNESS WHEREOF, the Parties have caused the Stipulation to be 3 executed by their duty authorized attorneys and dated November 26, 2024. 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 24 - STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 THE BROWN LAW FIRM, P.C. 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 By: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922 - 5427 Email: tbrown@thebrownlawfirm.net SHUMAN, GLENN & STECKER By: Rusty E. Glenn 600 17th Street, Suite 2800 South Denver, CO 80202 Telephone: (303) 861 - 3003 Email: rusty@shumanlawfirm.com Brett D. Stecker 326 Lancaster Avenue Ardmore, PA 19003 Telephone: (303) 861 - 3003 Email: brett@shumanlawfirm.com Counsel for Plaintiffs Andrzrej Toczek and John K. Gray RIGRODSKY LAW, P.A. By: Seth D. Rigrodsky Timothy J. MacFall 825 E. Gate Boulevard, Suite 300 Garden City, NY 11530 Telephone: (516) 683 - 3516 - 25 - GREENBERG TRAURIG, LLP By: Jacob D. Bundick 10845 Griffith Park Drive, Suite 600 Las Vegas, NV 89135 Telephone: (702) 792 - 3773 Email: bundickj@gtlaw.com Daniel J. Tyukody Alex Linhardt 1840 Century Park East, 19th Floor Los Angeles, CA 90067 Telephone: (310) 586 - 7700 Email: tyukodyd@gtlaw.com linhardta@gtlaw.com Counsel for Defendants STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK THE BROWN LAW FIRM, P.C. By: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922 - 5427 Email: tbrown@thebrownlawfirm.net SHUMAN, GLENN & STECKER By: Rusty E. Glenn 600 17th Street, Suite 2800 South Denver, CO 80202 Telephone: (303) 861 - 3003 Email: rusty@shumanlawfirm.com Brett D. Stecker 326 Lancaster Avenue Ardmore, PA 19003 Telephone: (303) 861 - 3003 Email: brett@shumanlawfirm.com Counsel for Plaintiffs Andrzrej Toczek and John K. Gray RIGRODSKY LAW, P.A. By: Seth D. Rigrodsky Timothy J. MacFall 825 E. Gate Boulevard, Suite 300 Garden City, NY 11530 Telephone: (516) 683 - 3516 GREENBERG TRAURIG, LLP Jacob D. Bundick 10845 Griffith Park Drive, Suite 600 Las Vegas, NV 89135 Telephone: (702) 792 - 3773 Email: bundickj@gtlaw.com Daniel J. Tyukody Alex Linhardt 1840 Century Park East, 19th Floor Los Angeles, CA 90067 Telephone: (310) 586 - 7700 Email: tyukodyd@gtlaw.com linhardta@gtlaw.com Counsel for Defendants

- 26 - 1 Email: sdr@rl - legal.com 2 tjm@rl - legal.com 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Counsel for Plaintiff Simone Blanchette JULIE & HOLLEMAN LLP By: W. Scott Holleman 157 East 86th Street, 4th Floor New York, NY 10028 Telephone: (929) 415 - 1020 Email: scott@julieholleman.com Counsel for Plaintiff Mo Jeewa STIPULATION AND AGREEMENT OF SETTLEMENT 2:20 - CV - 01722 - JCM - NJK

Exhibit A to Stipulation of Settlement in Toczek v. Newcomer et al , Case No. 2:20 - cv - 01722 - JCM - NJK (D. Nev.) CORPORATE GOVERNANCE REFORMS TO BE IMPLEMENTED AND MAINTAINED BY PAYSIGN AS A RESULT OF THE SETTLEMENT I. Within thirty (30) days of issuance of a Court order finally approving the settlement of the Derivative Actions, the Board of Paysign shall adopt resolutions and amend Board committee charters, corporate governance documents, and/or its Bylaws to ensure the adoption, implementation, and maintenance of the following Reforms, which shall remain in effect for no less than five (5) years . Paysign acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions was the cause of the Company’s decision to adopt, implement, and maintain the Reforms . Paysign also acknowledges and agrees that the Reforms confer substantial benefits to Paysign and its shareholders . 1. ESTABLISHMENT OF A NEW MANAGEMENT - LEVEL INFORMATION TECHNOLOGY DEVELOPMENT COMMITTEE Paysign shall establish a management - level Information Technology Development Committee (“TDC”) and adopt a charter formally creating the TDC . The TDC will evaluate and assess its Charter and its performance annually or upon the occurrence of certain material events . Any changes to the TDC’s Charter must be approved by a majority vote of the TDC . A. Function The TDC shall be responsible for overseeing the key technological initiatives and the design, development, implementation, and maintenance of Paysign’s IT, including the Company’s primary software relating to the management of its customers’ accounts, and the remediation of issues and challenges related thereto . B. Composition The TDC shall be composed of, at least the Chief Executive Officer (“CEO”), the Chief Technology Officer (“CTO”), the Chief Operating Officer (“COO”), the Chief Compliance Officer (“CCO”) (as defined herein) and the Chief Payments Officer (“CPO”) as defined herein . In the event of a change in composition of the TDC, the Company shall ensure that at least one member of the TDC is also a member of the Disclosure Committee (defined below) at all times . The members of the TDC shall select a Chairperson . C. Duties and Responsibilities The TDC shall: 1. Meet with the relevant engineering teams at least once quarterly, at which time each team shall report to the TDC on the team’s activities, progress, challenges, and developments as they relate to the Company’s IT . 2. Ensure proper compliance with an established protocol or internal control

Paysign, Inc. Derivative Litigation Page 2 of 16 Pages mechanism for testing proposed software designs and/or proposed changes to existing software designs. 3. Assist the Disclosure Committee (defined below) with the review and disclosure of material information concerning the performance, capabilities, or other technical details of the Company’s software to ensure that the Company’s public statements about its software comply with applicable laws and regulations . 4. In the event of a material problem with any of Paysign’s IT controls: i. investigate the facts and circumstances leading to the problem, including, at a minimum, what happened, whether the issue was a result of a technical problem or personal misconduct, and whether the Company or a third party was responsible for the problem ; ii. prepare for distribution to the Board and the Disclosure Committee (defined below) a report that details the investigative process employed by the TDC, including the individuals interviewed, a summary of the facts and circumstances, whether any misconduct or violation of Company policy was uncovered, whether the matter was an isolated incident or had, has, or may have a Company - wide impact, and the remedial measures implemented or to be implemented . D. Authority In the performance of its duties and responsibilities, the TDC shall have full access to all necessary Company books, records, facilities, and personnel . E. Meetings The TDC shall meet at least quarterly and additionally as necessary or appropriate, and in particular, upon the occurrence of an unusual or material event involving the performance of the Company’s software that may require the filing of a Current Report on U . S . Securities and Exchange Commission (“SEC”) Form 8 - K by the Company . Minutes shall be kept of each meeting of the TDC and shall be made available to the members of the Board upon request . The TDC may invite other Company personnel, outside auditors, outside counsel, or other outside advisors or guests to attend its meetings, as it deems necessary and appropriate to perform its duties and responsibilities . A majority of the members of the TDC shall constitute a quorum for purposes of holding a meeting, and the TDC may act by a vote of a majority of the members present at such meeting .

Paysign, Inc. Derivative Litigation Page 3 of 16 Pages F. Reporting At least quarterly, or after every regular meeting, the TDC Chairperson shall submit a report to the Board concerning the TDC’s deliberations, and any material updates or challenges concerning the Company’s IT internal controls . In the event the TDC conducts an investigation pursuant to Section C . 4 . i, above, the TDC shall provide reports concerning the progress of the investigation to the Board at least quarterly or in the event a of a material development in the investigation . These reports shall provide an executive summary of the scope of the investigation, the actions taken by the TDC, and any conclusions reached by the TDC . Upon the conclusion of the investigation, the TDC shall provide the written report described in Section C . 4 . ii, above . 2. INDEPENDENT OUTSIDE AUDITOR ROTATION The Board shall adopt a policy to rotate the Company’s independent auditing firm every eight (8) years . 3. IMPROVEMENTS TO THE AUDIT COMMITTEE To further ensure the Company’s audit processes and procedures are effective and adequately overseen, Paysign shall adopt a resolution to amend the Audit Committee Charter . The amended Audit Committee Charter shall be posted on the Company’s website . The Audit Committee Charter shall also be amended as follows : (a) The Audit Committee shall meet at least four (4) times annually and in separate executive sessions with the Company’s management (including the CRO), independent auditor, internal auditor in carrying out its duties . The CFO will not be present in such meetings . The Audit Committee shall meet quarterly in separate sessions with the Company’s Chief Legal Officer (“CLO”) and outside counsel to review any legal matters pertinent to carrying out its duties ; (b) The Audit Committee, with the assistance of the CCO, shall review Paysign’s Code of Ethics (“Code of Ethics”) at least annually, in monitoring compliance with the Code of Ethics ; (c) The Audit Committee shall solicit the input of department representatives as necessary to review the accuracy of public disclosures related to issues within their expertise, including, without limitation : (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity ; or (ii) any other matter required to be disclosed under state and federal securities laws and regulations ; (d) All Company employees shall be required to cooperate with Audit Committee investigations . Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board . This applies to all Company personnel, including, but not limited to, the CEO, CFO, and the Chairperson of the Board ;

Paysign, Inc. Derivative Litigation Page 4 of 16 Pages (e) The Audit Committee shall compile a list of potential independent auditors, and it shall conduct the necessary preemptive due diligence to ensure that the Company is not without a registered independent auditor for more than thirty (30) days upon the resignation or termination of its current registered independent auditor ; and (f) Paysign’s CFO shall not have been employed by any of Paysign’s outside auditor firms during the prior two (2) years or, if involved in the auditor firm’s audit of Paysign, during the prior five (5) years . 4. IMPROVEMENTS TO THE CHIEF COMPLIANCE OFFICER POSITION The Board shall direct Paysign to amend the responsibilities of the CCO position, which will report to the full Board and its committees . The duties of the CCO shall include, to the extent they already exist, oversight and administration of Paysign’s corporate governance policies (including the Code of Ethics), fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures and reporting and investigating potential compliance and ethics concerns . The CCO will provide a formal report to the Audit Committee at least four (4) times annually and will report promptly to that Committee any allegations of such compliance and ethics concerns relating to financial fraud or reporting violations . Paysign’s CCO shall be primarily responsible for managing Paysign’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to Paysign’s compliance with applicable laws, regulations, and accounting standards, and the dissemination of true and accurate information . In this regard, the CCO shall report directly to the Audit Committee and work with the Board and other Board committees, as necessary, to facilitate the Board’s oversight responsibilities . In performing their duties and fulfilling their responsibilities as described herein, the CCO shall keep the Audit Committee timely informed, seek the Audit Committee’s assistance, and may delegate responsibilities as reasonably necessary . The responsibilities and duties of Paysign’s CCO shall include the following: (a) Evaluating and defining the goals of Paysign’s ethics and compliance program in light of trends and changes in laws which may affect Paysign’s compliance with laws relating to disclosure of the Company’s risk exposure ; (b) Managing and overseeing Paysign’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress toward meeting program goals ; (c) Acting as the liaison between management, including the Disclosure Committee, and the Board, in which capacity the CCO shall : (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations ; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee within

Paysign, Inc. Derivative Litigation Page 5 of 16 Pages three (3) days of identification of these risks; and (iii) make written recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee; (d) Promptly reporting to the Board any allegations of compliance and ethics concerns relating to fraud or reporting violations, and preparing quarterly written reports to the Board, evaluating, and where necessary recommending, remedial actions ; (e) Working with Paysign’s legal counsel and Audit team to evaluate the adequacy of Paysign’s internal controls over compliance and developing proposals for improving these controls . This includes meeting with the Company’s legal counsel and Audit team at least every quarter to discuss ongoing and potential litigation and compliance issues ; and (f) Overseeing employee training in risk assessment and compliance. 5. ESTABLISHMENT OF A NEW, MANAGEMENT - LEVEL DISCLOSURE COMMITTEE To ensure that the Company’s disclosures are accurate and complete, the Company shall create a management - level Disclosure Committee that establishes effective procedures and protocols at the Company relating to financial disclosures, to ensure that all of the Company’s significant public statements, including, but not limited to, SEC filings, material press releases, and the Company’s significant statements to non - Company individuals at public or private meetings, are reviewed for accuracy, integrity, and completeness, and for reviewing with management its ongoing compliance with these protocols and procedures . The Disclosure Committee members shall consist of, at least, the Company’s CEO, CFO, CLO, CCO, and at least one other senior officer with day - to - day oversight of the key functional areas of the Company . The CCO shall serve as the Disclosure Committee Chairperson . The Company shall create a Disclosure Committee Charter, which shall be posted on the Company’s website . The Disclosure Committee shall, among other responsibilities : (a) Establish procedures and review timelines relating to the preparation and filing of the Company’s quarterly earnings, press releases and periodic SEC reports, including disclosure policies and lines of communication to ensure that relevant Company personnel timely report to the Disclosure Committee information potentially requiring disclosure, in coordination with other groups within the Company as appropriate ; (b) Review the Company’s Exchange Act filings (including SEC Forms 10 - K, Forms 10 - Q, Forms 8 - K, and proxy statements), registration statements, correspondence to shareholders, and presentations to analysts and investors, and other information material to the Company’s shareholders ; (c) In conducting such review, coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit Committee, as necessary ;

Paysign, Inc. Derivative Litigation Page 6 of 16 Pages (e) The Chairperson of the Disclosure Committee, or the Chairperson’s designee, shall report at least quarterly to the Board; and (f) At least annually review and assess the Company’s non - financial metrics disclosed in its Exchange Act filings. 6. INSIDER TRADING CONTROLS The Code of Ethics notes the existence of the Company’s “Insider Trading Policy,” but such policy is not publicly available . The Company shall post the Insider Trading Policy on the Company’s website . The Board shall require all insider transactions be made subject to Rule 10 b 5 - 1 trading plans (“Trading Plans”), which should be structured pursuant to the following rules : (a) In order to minimize the risk of Trading Plans being adopted when insiders are in possession of material nonpublic information, such plans shall be adopted only during “open window” periods, beginning the day after each release of quarterly results for a particular fiscal quarter and ending on the tenth day of the second month of the subsequent fiscal quarter ; (b) The Trading Plans shall prohibit the commencement of trading until the next open window following the plan’s adoption; (c) The Trading Plans must trade according to specific instructions or formulae with regard to amount, price, and date of transactions ( i . e . , an insider may not give his or her broker the right to determine whether and how to make transactions) ; (d) The Trading Plans shall have a minimum length of six (6) months; (e) The adoption of a Trading Plan, shall be publicly disclosed; and (f) All Trading Plans shall be precleared by the Company’s Audit Committee. 7. IMPROVEMENTS TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Paysign shall adopt a resolution to amend the Governance Committee Charter . The amended Governance Committee Charter shall be posted on the Company’s website . The Governance Committee Charter shall require the following : (a) The Governance Committee shall meet with each prospective new Board member prior to his or her nomination to the Board and then recommend whether such individual shall be nominated for membership to the Board . Such review shall require, inter alia , a background check of each candidate ; (b) The decision on whether to recommend potential nominees to the Board shall be disclosed to shareholders after a full review by the Board . Potential disqualifying conflicts of interests to be considered shall include familial relationships with Company officers or directors, interlocking directorships, and/or substantial business, civic, and/or social relationships with other

Paysign, Inc. Derivative Litigation Page 7 of 16 Pages members of the Board that could impair the prospective Board member’s ability to act independently from the other Board members; IMPROVEMENTS TO THE COMPENSATION COMMITTEE CHARTER Paysign shall adopt a resolution to amend the Compensation Committee Charter . The Compensation Committee Charter, as amended, shall be posted on the Company’s website . The Compensation Committee Charter shall require the following : (a) In determining, setting, or approving annual short - term compensation arrangements, the Compensation Committee shall take into account the particular executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures . This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements ; and (b) In determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures . This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements . (c) Section II of the Compensation Committee Charter shall be amended to prohibit any non - independent directors from serving on the Compensation Committee. (d) In connection with the Compensation committee’s determination of compensation - related decisions concerning Paysign’s executive officers, the Compensation Committee shall seek and obtain a statement from the Company’s General Counsel, and/or Chief Compliance Officer concerning such executive officers’ performance related to compliance with any applicable law, rule, or regulation, as well as the Company’s internal policies and procedures . 8. EMPLOYEE TRAINING IN RISK ASSESSMENT, REPORTING AND COMPLIANCE Paysign shall implement an annual employee training program and ensure that it adheres to the following conditions : (a) Paysign’s CCO shall be charged with primary responsibility for education pursuant to this provision; (b) Training shall be mandatory for all directors, officers, and employees of Paysign . Training shall be annual for all such persons, and in the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual within thirty (30) days of his or her appointment or hiring ; (c) Training shall include coverage of risk assessment and compliance, Paysign’s Code of Ethics, Insider Trading Policy, various compensation policies, and any and all other manuals or

Paysign, Inc. Derivative Litigation Page 8 of 16 Pages policies established by Paysign concerning legal or ethical standards of conduct to be observed in connection with work performed for Paysign (“Paysign’s Policies”); (d) Training shall be in person where practicable, and otherwise via interactive, Internet - based training . Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under Paysign’s Policies . Each written certification shall be maintained by Paysign’s CCO for a period of ten (10) years from the date it was executed . (e) Subject to applicable law, Paysign shall implement a policy under which any new employee shall, prior to the commencement of such employment, be subjected to a background check, which shall investigate matters including, but not limited to : prior criminal history (including arrests, convictions, plea agreements, sentencing, etc .. ), regulatory litigation history, professional certifications and affiliations and related disciplinary proceedings, educational and occupational background and experiences, and any other matters bearing on the individual’s ability and capacity to serve in the specified position . (f) Paysign’s CTO shall be formally designated a Section 16 officer. 9. BOARD COMPOSITION AND PRACTICES The Board shall adopt the following reforms as they relate to the Board’s composition and practices : (a) Limitation on Other Boards . The Board shall include a provision in the Company’s Bylaws to require that independent directors may sit on no more than three (3) additional public boards and that the CEO of the Company and the Chairperson of the Board may sit on no more than one (1) other such board . Paysign’s directors and executive officers may not serve as board members at companies that directly compete with Paysign . (b) Limitation on Active CEOs . The Board shall adopt a policy of having no more than two (2) directors who are active CEOs at any company, including Paysign. (c) Director Term Limits . The Board shall adopt a policy providing that no independent director shall serve on Paysign’s Board for more than ten (10) years. 10. DIRECTOR INDEPENDENCE Paysign’s Bylaws shall be amended, as necessary, to provide that at least a majority of the Board shall consist of directors who meet the criteria for director independence set forth by the NASDAQ Listing Rules, and any other statutory director independence requirement, as well as the following qualifications : (a) has no personal services contract(s) with Paysign or any member of the Company’s senior management;

Paysign, Inc. Derivative Litigation Page 9 of 16 Pages (b) is not employed by a public company at which an executive officer of Paysign serves as a director, regardless of whether that executive officer serves on the compensation committee of that public company or not ; (c) is not affiliated with a non - profit entity that receives significant contributions from Paysign ; (d) has not had any of the relationships described in subsections (a) – (c) above with any affiliate of Paysign ; and (e) is not a member of the immediate family of any person described in subsections (a) – (d) above . Employment as an interim Chairperson or CEO or other executive officer at the Company shall disqualify a director from being considered independent within three (3) years following that employment . If the Company fails to comply with the independence requirements set forth herein due to one or more vacancies of the Board, Paysign shall within thirty (30) days regain compliance with these requirements . 11. BOARD DIVERSITY The Company’s March 24 , 2023 proxy statement provides that “[o]ur Board believes that the mix of directors should provide a range of expertise and perspectives ... ” and that “[o]ur Board is committed to actively seeking highly qualified women and individuals from underrepresented groups . ” To promote this goal, the Company shall establish a policy addressing measures taken to promote Board diversity . When seeking candidates for nomination to the Board, the Board shall pursue a pool of candidates designed to achieve by 2028 , a Board that is at least 50 % comprised of persons who are female, and/or members of historically underrepresented groups, including Black, Hispanic, Native American, and LGBTQ+ persons . If this goal is not achieved, the Company’s annual proxy statement shall disclose this fact with an explanation and with the steps the Company plans on taking in order to achieve this goal . 12. WHISTLEBLOWER POLICY While the Company’s Code of Ethics provides that employees “must promptly and confidentiality advise their line manager, the Human Resources Manager or a member of the Audit Committee of the Board of Directors” in the event they “become aware of, or suspect, a contravention of the code” and that Paysign has a policy of “no retaliation or other adverse action will be taken against any employee for good - faith reports of code violations,” the Company does not have a standalone whistleblower policy (“Whistleblower Policy”) that is publicly available . Therefore, the Company shall include such policy on the Company’s website and it shall amend the Whistleblower Policy as follows :

Paysign, Inc. Derivative Litigation Page 10 of 16 Pages (a) To the extent it does not do so already, the Company’s Whistleblower Policy shall: (i) Encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the parties identified in the Code of Ethics, the CCO, Human Resources Manager, Audit Committee, and/or the third - party reporting service provider so that action may be taken to resolve the problem . Managers who receive any report concerning any potential violation of the law or of the Company’s Code of Ethics shall report the information received to Paysign’s General Counsel, who shall advise the Audit Committee in a timely fashion concerning any material violation . These complaints shall be reviewed by the Audit Committee, in consultation with and under the supervision of the Company’s legal counsel, and presented to the full Board ; and (ii) Effectively communicate that Paysign is serious about adherence to its corporate governance policies and that whistleblowing is an important tool in achieving this goal. (b) The Whistleblower Policy — with the endorsement of the Board and the most senior management of the Company — must adequately notify employees, independent contractors and vendors of Paysign of the following : (i) Executives are subject to criminal penalties, including imprisonment, for retaliation against whistleblowers; (ii) Whistleblower complaints directed to the CCO, Human Resources Manager, Audit Committee, and/or the third - party reporting service provider will be handled by these parties anonymously and in confidence ; (iii) If a whistleblower brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected by the terms of the Whistleblower Policy just as if he or she directed the complaint to the CCO, Human Resources Manager, Audit Committee, and/or the third - party reporting service provider ; (iv) If an employee is subject to an adverse employment decision as a result of whistleblowing, the employee may file a complaint with the Department of Labor within ninety (90) days of the alleged violation (a failure to report such claims within the 90 - day window does not foreclose any other available legal remedy); (v) In the performance review process, employees may be rewarded for top performance and satisfying the stated values, business standards, and ethical standards of the Company ; and (vi) It is both illegal and against Paysign’s policy to discharge, demote, suspend, threaten, intimidate, harass or in any manner discriminate against whistleblowers . (c) The Whistleblower Policy shall reward successful whistleblowers in an amount determined by the Board, commensurate with the value brought by the whistleblower and the

Paysign, Inc. Derivative Litigation Page 11 of 16 Pages severity of the conduct involved, including particularly allegations concerning, corruption, fraud, or other illegal activities. (d) The Company shall post information regarding the third - party reporting service provider on the Company website and make clear that it is available to assist on matters pertaining to corruption, fraud, or similar unlawful activities at Paysign . (e) The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least twice a year and via the Company’s intranet . (f) To the extent Paysign uses a third - party vendor to assist in managing its whistleblowing program, Paysign shall evaluate the performance of such vendor every 5 years, which evaluation shall include a determination whether Paysign should hire a different vendor to assist in the administration of Paysign’s whistleblower policy . 13. CLAWBACK POLICY The Company shall adopt (or will have already adopted) the following “Clawback Policy . ” The Company shall be permitted to amend or supplement the Clawback Policy in accordance with any SEC regulations promulgated to comply with Section 954 of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules adopted by Nasdaq . (a) Incentive - Based Compensation i. The Clawback Policy applies to any Covered Person that receives or has received Incentive - Based Compensation that is granted, earned, or vested, wholly or in part, upon the attainment of a Financial Reporting Measure . For purposes of this Clawback Policy, specific examples of Incentive - Based Compensation include, but are not limited to : 1) non - equity incentive plan awards that are earned, wholly or in part, based on satisfaction of a Financial Reporting Measure performance goal ; 2) bonuses paid from a bonus pool, the size of which is determined, wholly or in part, based on satisfaction of a Financial Reporting Measure performance goal ; 3) other cash awards based on satisfaction of a Financial Reporting Measure performance goal ; 4) restricted stock, restricted stock units, performance share units, stock options, and SARs that are granted or become vested, wholly or in part, on satisfaction of a Financial Reporting Measure performance goal ; and 5) proceeds received upon the sale of shares acquired through an incentive plan that were granted or vested based, wholly or in part, on satisfaction of a Financial Reporting Measure performance goal .

Paysign, Inc. Derivative Litigation Page 12 of 16 Pages ii. For purposes of this Clawback Policy, the following are excluded from Incentive - Based Compensation: 1) any base salaries (except with respect to any salary increases earned, wholly or in part, based on satisfaction of a Financial Reporting Measure performance goal) ; 2) bonuses paid solely at the discretion of the Committee or Board that are not paid from a bonus pool that is determined by satisfying a Financial Reporting Measure performance goal ; 3) bonuses paid solely upon satisfying one or more subjective standards and/or completion of a specified employment period ; 4) non - equity incentive plan awards earned solely upon satisfying one or more strategic measures or operational measures ; and 5 ) equity awards that vest solely based on the passage of time and/or satisfaction of one or more non - Financial Reporting Measures . (b) Determination of Erroneously - Awarded Compensation i. In the event of an Accounting Restatement, the Committee shall promptly determine the amount of any Erroneously - Awarded Compensation for each Executive Officer in connection with such Accounting Restatement and shall promptly thereafter provide each Executive Officer with a written notice containing the amount of Erroneously - Awarded Compensation and a demand for repayment or return, as applicable . 1) Cash Awards . With respect to cash awards, the Erroneously - Awarded Compensation is the difference between the amount of the cash award (whether payable as a lump sum or over time) that was Received and the amount that should have been received applying the restated Financing Reporting Measure . 2) Cash Awards Paid from Bonus Pools . With respect to cash awards paid from bonus pools, the Erroneously - Awarded Compensation is the pro rata portion of any deficiency that results from the aggregate bonus pool that is reduced based on applying the restated Financial Reporting Measure . 3) Equity Awards . With respect to equity awards, if the shares, options, or SARs are still held at the time of recovery, the Erroneously - Awarded Compensation is the number of such securities Received in excess of the number that should have been received applying the restated Financial Reporting Measure (or the value in excess of that number) . If the options or SARs have been exercised, but the underlying shares have not been sold, the Erroneously - Awarded Compensation is the number of shares underlying the excess options or SARs (or the value thereof) . If the underlying shares have already been sold, then the Committee

Paysign, Inc. Derivative Litigation Page 13 of 16 Pages shall determine the amount which most reasonably estimates the Erroneously - Awarded Compensation. 4 ) Compensation Based on Stock Price or Total Shareholder Return . For Incentive - Based Compensation based on (or derived from) stock price or total shareholder return, where the amount of Erroneously - Awarded Compensation is not subject to mathematical recalculation directly from the information in the applicable Accounting Restatement, the amount shall be determined by the Committee based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or total shareholder return upon which the Incentive - Based Compensation was Received (in which case, the Committee shall maintain documentation of such determination of that reasonable estimate and provide such documentation to Nasdaq in accordance with applicable listing standards) . (c) Recovery of Erroneously - Awarded Compensation i. The Committee shall take all necessary actions to recover the Erroneously - Awarded Compensation . Unless otherwise determined by the Committee, the Committee shall pursue the recovery of Erroneously - Awarded Compensation in accordance with the below : 1) with respect to cash awards, the Committee shall either (i) require the Covered Person to repay the Erroneously - Awarded Compensation in a lump sum in cash (or such property as the Committee agrees to accept with a value equal to such Erroneously - Awarded Compensation) reasonably promptly following the Restatement Date or (ii) if approved by the Committee, offer to enter into a Repayment Agreement . If the Covered Person accepts such offer and signs the Repayment Agreement within a reasonable time as determined by the Committee, the Company shall countersign such Repayment Agreement ; 2) with respect to those equity awards that have not yet vested, the Committee shall take all necessary action to cancel, or otherwise cause to be forfeited, the awards in the amount of the Erroneously - Awarded Compensation ; and 3) with respect to those equity awards that have vested and the underlying shares have not been sold, the Committee shall take all necessary action to cause the Covered Person to deliver and surrender the underlying shares in the amount of the Erroneously - Awarded Compensation . In the event that the Covered Person has sold the underlying shares, the Committee shall either (i) require the Covered Person to repay the Erroneously - Awarded Compensation in a lump sum in cash (or such property as the Committee agrees to accept with a value equal to such Erroneously - Awarded Compensation) reasonably promptly following the Restatement Date or (ii) if approved by the Committee, offer to enter into a Repayment Agreement . If the Covered Person accepts such offer and signs the Repayment Agreement within a reasonable time as determined by the Committee, the Company shall countersign such Repayment Agreement .

Paysign, Inc. Derivative Litigation Page 14 of 16 Pages (d) Discretionary Recovery The Company shall not be required to take action to recover Erroneously - Awarded Compensation if any one of the following conditions are met and the Committee determines that recovery would be impracticable : i. the direct expenses paid to a third party to assist in enforcing the Policy against a Covered Person would exceed the amount to be recovered after the Company has made a reasonable attempt to recover the applicable Erroneously - Awarded Compensation, documented such attempts, and provided such documentation to Nasdaq ; ii. recovery would violate home country law where that law was adopted prior to November 28 , 2022 , provided that, before determining that it would be impracticable to recover any amount of Erroneously - Awarded Compensation based on violation of home country law, the Company has obtained an opinion of home country counsel, acceptable to Nasdaq, that recovery would result in such a violation and a copy of the opinion is provided to Nasdaq ; or iii. recovery would likely cause an otherwise tax - qualified retirement plan, under which benefits are broadly available to employees of the Company, to fail to meet the requirements of 26 U . S . C . 401 (a)(13) or 26 U . S . C . 411 (a) and regulations thereunder . (e) Administration and Acknowledgement i. Administration . The Committee has the sole discretion to administer this Clawback Policy and ensure compliance with Nasdaq Rules and any other applicable law, regulation, rule, or interpretation of the SEC or Nasdaq promulgated or issued in connection therewith . Actions of the Committee pursuant to this Clawback Policy shall be taken by the vote of a majority of its members . The Committee shall, subject to the provisions of the Clawback Policy, make such determinations and interpretations and take such actions as it deems necessary, appropriate, or advisable . All determinations and interpretations made by the Committee shall be final, binding, and conclusive . iv . Acknowledgement . This Clawback Policy will be binding and enforceable against all Covered Person and their beneficiaries, heirs, executors, administrators, or other legal representatives . (f) Definitions Whenever the following terms are used in this Clawback Policy, they shall have the meaning specified below : (i) “ Accounting Restatement ” shall mean an accounting restatement (i) due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial restatements that is material to he previously issued financial statements (a “Big R” restatement), or (ii) that corrects an error that is not material to previously issued financial

Paysign, Inc. Derivative Litigation Page 15 of 16 Pages statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “little r” restatement). (ii) “ Board ” shall mean the Board of Directors of the Company. (iii) “ Clawback - Eligible Incentive Compensation ” shall mean, in connection with an Accounting Restatement, any Incentive - Based Compensation Received by a Covered Person (regardless of whether such Covered Person was serving at the time that Erroneously - Awarded Compensation is required to be repaid) (i) on or after the Nasdaq Effective Date, (ii) after beginning service as a Covered Person, (iii) while the Company has a class of securities listed on a national securities exchange or national securities association, and (iv) during the Clawback Period . (iv) “ Clawback Policy ” shall mean this Executive Officer Clawback Policy, as the same may be amended and/or restated from time to time . (v) “ Clawback Period ” shall mean, with respect to any Accounting Restatement, the three completed fiscal years immediately preceding the Restatement Date and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years . (vi) “ Committee ” shall mean the Compensation Committee of the Board. (vii) “ Company ” shall have the meaning set forth in Section I above. (viii) “ Covered Person ” shall mean any person who is, or was at any time during the Clawback Period, an Executive Officer of the Company . For the avoidance of doubt, Covered Person may include a former Executive Officer that left the Company, retired, or transitioned to an employee role (including after service as an Executive Officer in an interim capacity) during the Clawback Period . (ix) “ Erroneously - Awarded Compensation ” shall mean the amount of Clawback - Eligible Incentive Compensation that exceeds the amount of Incentive - Based Compensation that otherwise would have been Received had it been determined based on the restated amounts . This amount must be computed without regard to any taxes paid . (x) “ Executive Officer ” shall mean the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice - president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy - making function, or any other person (including an officer of the Company’s parent(s) or subsidiaries) who performs similar policy - making functions for the Company . For the sake of clarity, at a minimum, all persons who would be executive officers pursuant to Rule 401 (b) under Regulation S - K shall be deemed “Executive Officers . ”

Paysign, Inc. Derivative Litigation Page 16 of 16 Pages (xi) “ Financial Reporting Measures ” shall mean measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and all other measures that are derived wholly or in part from such measures . For purposes of this Clawback Policy, Financial Reporting Measures shall include stock price and total shareholder return (and any measures that are derived wholly or in part from stock price or total shareholder return) . (xii) “ Incentive - Based Compensation ” shall mean any compensation that is granted, earned, or vested, wholly or in part, upon the attainment of a Financial Reporting Measure . (xiii) “ Nasdaq ” shall mean The Nasdaq Stock Market LLC. (xiv) “ Nasdaq Effective Date ” shall mean October 2, 2023. (xv) “ Received ” shall mean Incentive - Based Compensation received, or deemed to be received, in the Company’s fiscal period during which the Financial Reporting Measure specified in the Incentive - Based Compensation is attained, even if the payment or grant occurs after the fiscal period . (xvi) “ Repayment Agreement ” shall mean an agreement (in a form reasonably acceptable to the Committee) with the Covered Person for the repayment of the Erroneously - Awarded Compensation as promptly as possible without unreasonable economic hardship to the Covered Person . (xvii) “ Restatement Date ” shall mean the earlier of (i) the date the Board, a committee of the Board, or the officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement, or (ii) the date that a court, regulator or other legally authorized body directs the Company to prepare an Accounting Restatement . (xviii) “ SARs ” shall mean stock appreciation rights. (xix) “ SEC ” shall mean the U.S. Securities and Exchange Commission.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA Case No. 2:20 - cv - 01722 - JCM - NJK EXHIBIT B ANDRZEJ TOCZEK, derivatively on behalf of PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. [PROPOSED] PRELIMINARY APPROVAL ORDER

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court for a hearing on August 28 , 2025 . Andrzej Toczek and John K . Gray (the “Nevada Plaintiffs”) in the above - captioned consolidated action (the “Nevada Action”) pending in the United States District Court for the District of Nevada (the “Court”) have made an unopposed motion, pursuant to Rule 23 . 1 of the Federal Rules of Civil Procedure, for an order : (i) preliminarily approving the proposed settlement (the “Settlement”) of stockholder derivative claims brought on behalf of Paysign, Inc . (“Paysign” or the “Company”), in accordance with the Stipulation and Agreement of Settlement dated November 25 , 2024 (the “Stipulation”) ; (ii) approving the form and manner of the notice of the Settlement to Current Paysign Stockholders ; and (iii) setting a date for the Settlement Hearing . 1 WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including, but not limited to, a proposed Settlement and dismissal of the following stockholder derivative actions with prejudice : (i) the above - captioned action, titled Toczek v . Newcomer et al , Case No . 2 : 20 - cv - 01722 - JCM - NJK ; (ii) Blanchette v . Paysign, Inc . et al . , Case No . 2 : 23 - cv - 01632 - JCM - BNW (D . Nev . ) ; and (iii) Jeewa v . Newcomer, et al . , Case No . 2 : 23 - cv - 02129 - RFB - EJY (D . Nev . ) (collectively, the “Derivative Actions”) . WHEREAS, the Court having : (i) read and considered Plaintiffs’ Unopposed Motion for Preliminary Approval of Stockholder Derivative Settlement together with the accompanying Memorandum of Points and Authorities ; (ii) read and considered the Stipulation, as well as all of the exhibits attached thereto ; and (iii) heard and considered arguments by counsel for the Parties in favor of preliminary approval of the Settlement ; 1 Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation . 1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for Paysign and appears to be the product of serious, informed, non - collusive negotiations overseen by an experienced mediator ; and WHEREAS, the Court also finds, upon a preliminary evaluation, that Paysign stockholders should be apprised of the Settlement through the proposed form of notice, allowed to file objections, if any, thereto, and appear at the Settlement Hearing . NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS : 2 1. This Court, for purposes of this Preliminary Approval Order, adopts the definitions set forth in the Stipulation. 2. This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate. 3. A hearing shall be held on November 14, 2025 at 1:00 p.m., before the Honorable Richard F . Boulware at the United States District Court for the District of Nevada, Las Vegas Division, 333 Las Vegas Boulevard South, Las Vegas, Nevada 89101 (the “Settlement Hearing”), at which the Court will determine : (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate ; (ii) whether the Notice and Summary Notice fully satisfied the requirements of Rule 23 . 1 of the Federal Rules of Civil Procedure and the requirements of due process ; (iii) whether all Released Claims against the Released Persons should be fully and finally released ; (iv) whether the agreed - to Fee and Expense Amount should be approved ; (v) whether Service Awards payable from the Fee and Expense Amount to the four Plaintiffs should be approved ; and (vi) such other matters as the Court may deem appropriate .

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 4. approved, Plaintiffs and Paysign stockholders shall not commence, institute, or 27 28 3 The Court finds that the form, substance, and dissemination of information regarding the proposed Settlement in the manner set out in this Preliminary Approval Order constitutes the best notice practicable under the circumstances and complies fully with Rule 23 . 1 of the Federal Rules of Civil Procedure and due process . 5. Within ten (10) days after the entry of this Preliminary Approval Order, Paysign shall : (1) post a copy of the Notice and the Stipulation (and exhibits thereto) on the Investor Relations page of the Company’s website ; (2) publish the Summary Notice in a press release ; and (3) file the Notice, with a copy of the Stipulation (and exhibits thereto), as exhibits to an SEC Form 8 - K . The Notice shall provide a link to the Investor Relations page on Paysign’s website where the Notice and Stipulation (and exhibits thereto) may be viewed, which page will be maintained through the date of the Settlement Hearing . 6. All costs incurred in the filing, posting, and publication of the notice of the Settlement shall be paid by Paysign, and Paysign shall undertake all administrative responsibility for the filing, posting, and publication of the notice of the Settlement . 7. Within twenty (20) days after the entry of this Preliminary Approval Order, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing, publishing, and posting the notice of the Settlement as provided for in paragraph 5 of this Preliminary Approval Order . 8. All Current Paysign Stockholders shall be subject to and bound by the provisions of the Stipulation and the releases contained therein, and by all orders, determinations, and judgments in the Derivative Actions concerning the Settlement, whether favorable or unfavorable to Current Paysign Stockholders . 9. Pending final determination of whether the Settlement should be

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims . 10. Any stockholder of Paysign common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered hereon, or the Fee and Expense Amount or Service Awards should not be awarded . However, no Paysign stockholder shall be heard or entitled to contest the approval of the Settlement, or, if approved, the Judgment to be entered thereon, unless that Paysign stockholder has caused to be filed, and served on counsel as noted below : (i) a written notice of objection with the case name and number ( Toczek v . Newcomer et al , Case No . 2 : 20 - cv - 01722 - JCM - NJK (D . Nev . )) ; (ii) the Person’s name, legal address, and telephone number ; (iii) notice of whether such Person intends to appear at the Settlement Hearing and the reasons such Person desires to appear and be heard, and whether such Person is represented by counsel and if so, contact information for counsel ; (iv) competent evidence that such Person held shares of Paysign common stock as of the date of the Stipulation and continues to hold such stock as of the date the objection is made, including the date(s) such shares were acquired ; (v) a statement of objections to any matters before the Court, the grounds therefor, as well as all documents or writings such Person desires the Court to consider ; and (vi) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony . 11. At least twenty - one (21) days prior to the Settlement Hearing set for November 14 , 2025 , any such person must file the written objection(s) and corresponding materials with the Clerk of the Court, United States District Court for the District of Nevada, Las Vegas Division, 333 Las Vegas Boulevard South, Las 27 28 4

1 2 3 4 5 THE BROWN LAW FIRM, P.C. 6 Timothy Brown 767 Third Avenue, Suite 2501 7 New York, NY 10017 8 Telephone: (516) 922 - 5427 Email: tbrown@thebrownlawfirm.net 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 this Preliminary Approval Order without further notice to Paysign stockholders. 5 Vegas, Nevada 89101 and serve such materials by that date, on each of the following Parties’ counsel: Counsel for Plaintiffs: Counsel for Defendants: GREENBERG TRAURIG, LLP Daniel J. Tyukody 1840 Century Park East, 19th Floor Los Angeles, CA 90067 Telephone: (310) 586 - 7700 Email: tyukodyd@gtlaw.com 12. Only stockholders who have filed with the Court and sent to the Parties’ counsel valid and timely written notices of objection and notices of appearance will be entitled to be heard at the hearing unless the Court orders otherwise . 13. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Awards, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered and the releases to be given as set forth in the Stipulation . 14. The Nevada Plaintiffs shall file their motion for final approval of the Settlement at least twenty - eight (28) days prior to the Settlement Hearing . If there is any objection to the Settlement, the deadline for filings in response to the objection(s) is seven (7) days prior to the Settlement Hearing . 15. All proceedings in the Derivative Actions are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation . 16. This Court may, for good cause, extend any of the deadlines set forth in

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 17. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the claims released herein or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever . 18. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to Current Paysign Stockholders and reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Current Paysign Stockholders . Any Current Paysign Stockholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar and/or the Investor Relations page of Paysign’s website for any change in the date, time, or format of the Settlement Hearing . IT IS SO ORDERED. DATED: HONORABLE RICHARD F. BOULWARE UNITED STATES DISTRICT JUDGE 25 26 27 28 6

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA Case No. 2:20 - cv - 01722 - JCM - NJK EXHIBIT C ANDRZEJ TOCZEK, derivatively on behalf of PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS 25 26 27 28

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF PAYSIGN, INC. (“PAYSIGN” OR THE “COMPANY”) COMMON STOCK AS OF NOVEMBER 25, 2024. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTIONS, CURRENT PAYSIGN STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS . THIS ACTION IS NOT A “CLASS ACTION . ” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT . PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated November 25 , 2024 (the “Stipulation”) . The purpose of this Notice is to inform you of : • the existence of the above - captioned consolidated derivative action pending in the United States District Court for the District of Nevada (the “Court”) captioned Toczek v. Newcomer et al , Case No. 2:20 - cv - 01722 - JCM - NJK (the “Nevada Action”); • the existence of similar derivative actions pending in the Court captioned: (i) Blanchette v. Paysign, Inc. et al. , Case No. 2:23 - cv - 01632 - JCM - BNW (the “ Blanchette Action”) ; and (ii) Jeewa v . Newcomer, et al . , Case No . 2 : 23 - cv - 02129 - RFB - EJY (the “ Jeewa Action,” and together with the Nevada Action and the Blanchette Action, the “Derivative Actions”) ; • the proposed settlement between Plaintiffs 1 and Defendants reached in the Derivative Actions (the “Settlement”); 1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. 1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Nevada Action with prejudice ; 28 2 • Plaintiffs’ Counsel’s application to the Court for a Fee and Expense Amount; and • Plaintiffs’ Counsel’s application to the Court for case Service Awards to the four Plaintiffs in the Derivative Actions. This Notice describes what steps you may take in relation to the Settlement . This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses . This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement . Summary On November 25 , 2024 , Paysign, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Derivative Actions, which Stipulation was filed in the Court . The Derivative Actions were brought on behalf of Paysign against certain current and former directors and officers of the Company and against Paysign as a nominal defendant . The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation . The proposed Settlement requires the Company to adopt and maintain certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (the “Reforms”) . In recognition of the substantial benefits conferred upon Paysign as a direct result of the Reforms achieved through the prosecution and Settlement of the Derivative Actions, and subject to Court approval, the Parties agreed on August 8 , 2024 that Defendants’ insurers shall pay to Plaintiffs’ Counsel attorneys’ fees and expenses in the amount of $ 607 , 500 . 00 (the “Fee and Expense Amount”), subject to Court approval . Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to each of the four Plaintiffs in an amount of up to two thousand dollars ( $ 2 , 000 . 00 ) each (the “Service Awards”), to be paid out of the Fee and Expense Amount .

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 This notice is a summary only and does not describe all of the details of the Stipulation . For full details of the matters discussed in this summary, please see the full Stipulation and its exhibits posted on the Investor Relations page of the Company’s website, www . paysign . com, contact Plaintiffs’ Counsel at the address, email or, telephone number listed below, or inspect the full Stipulation filed with the Clerk of the Court . 28 3 What are the Lawsuits About? The Derivative Actions are brought derivatively on behalf of nominal defendant Paysign and allege that, inter alia , between March 12 , 2019 through September 17 , 2020 , at least, the Individual Defendants breached their fiduciary duties by issuing and/or causing the Company to issue materially false and misleading statements (including by soliciting a materially false and misleading proxy statement allegedly in violation of Section 14 (a) of the Securities Exchange Act of 1934 ) and by failing to disclose material facts to the public regarding, among other things, that : (1) the Company failed to design, implement, and maintain effective IT general controls, specifically pertaining to user access and the Company’s systems change management ; (2) the Company failed to maintain effective disclosure controls and internal controls over its financial reporting ; and (3) due to the foregoing, the Company would be forced to delay filing its 2019 10 - K and holding its 2019 year - end earnings call . The Derivative Actions also allege that the Individual Defendants breached their fiduciary duties by failing to correct and/or causing the Company to fail to correct these false and misleading statements and omissions of material fact to the investing public, while four of the Individual Defendants engaged in insider sales, netting combined proceeds of over $ 5 . 7 million . The Derivative Actions allege that, as a result of the foregoing, the Company experienced reputational and financial harm . Other than admitting that Paysign did delay the filing of its 2019 Form 10 - K and year - end earnings call, Defendants deny each of Plaintiffs’ substantive allegations . In particular, Defendants maintain that the referenced proxy statement did not contain any false or misleading statement, that the Company maintained effective IT controls, and effective disclosure controls and internal controls over its financial reporting, and that there was no improper or illegal inside trading . Why is there a Settlement of the Nevada Action? The Court has not decided in favor of Defendants or Nevada Plaintiffs. Instead, the Parties agreed to the Settlement to avoid the distraction, costs, and risks of further

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 litigation, and because the Parties agree, and the Company and the Board determined, that the Reforms that the Company will adopt, implement, and maintain as part of the Settlement provide substantial benefits to Paysign and its stockholders . any change in the date, time, or format of the Settlement Hearing. 4 28 Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Derivative Actions . Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Actions . Nonetheless, Defendants have concluded that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation . The Settlement Hearing, and Your Right to Object to the Settlement On September 4 , 2025 , at the Court’s direction, the Parties submitted to the Court a proposed scheduling order and proposed preliminary approval order (the “Preliminary Approval Order”) providing for notice of the Settlement to be provided to current Paysign stockholders (“Current Paysign Stockholders”) . The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on November 14 , 2025 at 1 : 00 p . m . before the Honorable Richard F . Boulware at the United States District Court for the District of Nevada, Las Vegas Division, 333 Las Vegas Boulevard South, Las Vegas, Nevada 89101 to, among other things : (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders ; (ii) consider any objections to the Settlement submitted in accordance with this Notice ; (iii) determine whether a judgment should be entered dismissing all claims in the Nevada Action with prejudice, and releasing the Released Claims against the Released Persons ; (iv) determine whether the Court should approve the agreed - to Fee and Expense Amount ; (v) determine whether the Court should approve the four Service Awards, which shall be funded from the Fee and Expense Amount to the extent approved by the Court ; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement . Upon final approval of the Settlement, the Plaintiffs in the Blanchette Action and the Jeewa Action will voluntarily dismiss that action with prejudice . The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you . The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you . If you intend to attend the Settlement Hearing, please consult the Court’s calendar or the Investor Relations page of Paysign’s website, www . paysign . com, for

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 Any Current Paysign Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Amount or Service Awards, may file with the Court a written objection . An objector must, at least twenty - one (21) calendar days prior to the Settlement Hearing : (1) file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (i) a written notice of objection with the case name and number ( Toczek v . Newcomer et al , Case No . 2 : 20 - cv - 01722 - JCM - NJK (D . Nev . ) ; (ii) the Person’s name, legal address, and telephone number ; (iii) notice of whether such Person intends to appear at the Settlement Hearing and the reasons such Person desires to appear and be heard, and whether such Person is represented by counsel and if so, contact information for counsel ; (iv) competent evidence that such Person held shares of Paysign common stock as of the date of the Stipulation and continues to hold such stock as of the date the objection is made, including the date(s) such shares were acquired ; (v) a statement of objections to any matters before the Court, the grounds therefor, as well as all documents or writings such Person desires the Court to consider ; and (vi) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony . Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and from objecting at the Settlement Hearing, except for good cause shown . IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN OCTOBER 24 , 2025 . The Clerk’s address is : 27 28 Timothy Brown 5 Clerk of the Court United States District Court for the District of Nevada, Las Vegas Division 333 Las Vegas Boulevard South Las Vegas, NV 89101 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN OCTOBER 24, 2025. Counsel’s addresses are: Counsel for Plaintiffs: THE BROWN LAW FIRM, P.C.

767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922 - 5427 Interim Stay and Injunction 26 27 28 6 Counsel for Defendants: GREENBERG TRAURIG, LLP Daniel J. Tyukody 1840 Century Park East, 19th Floor Los Angeles, CA 90067 Telephone: (310) 586 - 7700 1 2 3 4 5 6 7 8 An objector may file an objection on his, her, or its own or through an attorney 9 hired at his, her, or its own expense. If an objector hires an attorney to represent him, 10 her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed 11 above and file such notice with the Court no later than twenty - one (21) calendar days 12 before the Settlement Hearing. Any Paysign stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have 13 waived, and shall be foreclosed from raising, any objection to the Settlement, and 14 any untimely objection shall be barred. 15 Any objector who files and serves a timely, written objection in accordance 16 with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the 17 Settlement Hearing, however, in order to have their objections considered by the 18 Court. 19 20 21 22 23 24 25 If you are a Current Paysign Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in the Derivative Actions, and from pursuing any of the Released Claims . CURRENT PAYSIGN STOCKHOLDERS AS OF NOVEMBER 25 , 2024 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION .

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current Paysign Stockholders, derivatively on behalf of Paysign, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims derivatively against any of the Released Persons in any court or tribunal . 25 26 27 28 7 Scope of the Notice This Notice is a summary description of the Derivative Actions, the complaints, the terms of the Settlement, and the Settlement Hearing . For a more detailed statement of the matters involved in the Derivative Actions, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at the Investor Relations page of the Company’s website, www.paysign.com. * * * You may obtain further information by contacting Plaintiffs’ Counsel at: Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922 - 5427, E - mail: tbrown@thebrownlawfirm.net. Please Do Not Call the Court or Defendants with Questions About the Settlement.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA Case No. 2:20 - cv - 01722 - JCM - NJK EXHIBIT D ANDRZEJ TOCZEK, derivatively on behalf of PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS 25 26 27 28

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF Stipulation (the “Reforms”). The Reforms shall be maintained for five (5) years. 28 1 PAYSIGN, INC. (“PAYSIGN” OR THE “COMPANY”) COMMON STOCK AS OF NOVEMBER 25, 2024. PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. YOU ARE HEREBY NOTIFIED that the following stockholder derivative actions (the “Derivative Actions”), are being settled on the terms set forth in a Stipulation and Agreement of Settlement dated November 25 , 2024 (the “Stipulation”) : (i) the above - captioned consolidated action, titled Toczek v . Newcomer et al , Case No . 2 : 20 - cv - 01722 - JCM - NJK ; (ii) Blanchette v . Paysign, Inc . et al . , Case No . 2 : 23 - cv - 01632 - JCM - BNW (D . Nev . ) ; and (iii) Jeewa v . Newcomer, et al . , Case No . 2 : 23 - cv - 02129 - RFB - EJY (D . Nev . ) . The Derivative Actions allege that, inter alia , between March 12 , 2019 through September 17 , 2020 , at least, the Individual Defendants breached their fiduciary duties by issuing and/or causing the Company to issue materially false and misleading statements (including by soliciting a materially false and misleading proxy statement allegedly in violation of Section 14 (a) of the Securities Exchange Act of 1934 ) and by failing to disclose material facts to the public regarding, among other things, that : (1) the Company failed to design, implement, and maintain effective IT general controls, specifically pertaining to user access and the Company’s systems change management ; (2) the Company failed to maintain effective disclosure controls and internal controls over its financial reporting ; and (3) due to the foregoing, the Company would be forced to delay filing its 2019 10 - K and holding its 2019 year - end earnings call . The Derivative Actions also allege that the Individual Defendants breached their fiduciary duties by failing to correct and/or causing the Company to fail to correct these false and misleading statements and omissions of material fact to the investing public, while four of the Individual Defendants engaged in lucrative insider sales, netting combined proceeds of over $5.7 million. The Derivative Actions allege that, as a result of the foregoing, the Company experienced reputational and financial harm. Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in the Derivative Actions. Pursuant to the terms of the Settlement, Paysign agrees to implement and maintain certain corporate governance reforms that are outlined in Exhibit A to the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 Paysign acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions was the cause of the Company’s decision to adopt, implement, and maintain the Reforms . Paysign also acknowledges and agrees that the Reforms confer substantial benefits to Paysign and its shareholders . Settlement Hearing, please consult the Court’s calendar or Investor Relations page 28 2 After negotiating the principal terms of the Settlement, counsel for the Parties, with the assistance of the Mediator, negotiated the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval (the “Fee and Expense Amount”) . In light of the substantial benefits conferred upon the Company and its stockholders, Defendants’ insurers shall pay to Plaintiffs’ Counsel $ 607 , 500 . 00 for their attorneys’ fees and expenses, subject to Court approval . Defendants also agreed not to object to the request for the Court to approve Service Awards of up to two thousand dollars ( $ 2 , 000 . 00 ) for each of the four Plaintiffs, to be paid from the Fee and Expense Amount . On November 14 , 2025 at 1 : 00 p . m . , a hearing (the “Settlement Hearing”) will be held before the Honorable Richard F . Boulware at the United States District Court for the District of Nevada, Las Vegas Division, 333 Las Vegas Boulevard South, Las Vegas, Nevada 89101 , for the purpose of determining whether the Settlement should be approved as fair, reasonable, and adequate and whether the Court should approve the agreed - to Fee and Expense Amount and the Service Awards for Plaintiffs . Because this is not a class action, except as otherwise provided for in the Stipulation with respect to the Plaintiffs, no Current Paysign Stockholder has the right to receive any individual compensation as a result of the Settlement . This Summary Notice provides a condensed overview of certain provisions of the Stipulation and the full Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”) . It is not a complete statement of the events of the Derivative Actions or the terms set forth in the Stipulation . This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation . For additional information about the claims asserted in the Derivative Actions, and the terms of the proposed Settlement, you may inspect the full Notice and the Stipulation and its exhibits and other papers at the Clerk’s office in the Court at any time during regular business hours . In addition, copies of the Stipulation and its exhibits and the Notice are available on the Investor Relations page of the Company’s website, www . paysign . com . The Court may, in its discretion, change the date, time, or format of the Settlement Hearing without further notice to you. If you intend to attend the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 of the Company’s website, www.paysign.com, for any change in the date, time, or format of the Settlement Hearing. 27 28 3 Inquiries about the Derivative Actions or the Settlement may be made to : Timothy Brown, The Brown Law Firm, P . C . , 767 Third Avenue, Suite 2501 , New York, NY 10017 , Telephone : (516) 922 - 5427 , Email : tbrown@thebrownlawfirm . net . You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice . If you want to object at the Settlement Hearing, you must be a Current Paysign Stockholder and you must first comply with the procedures for objecting that are set forth in the Notice . Any objection to any aspect of the Settlement must be filed with the Clerk of the Court and sent to Plaintiffs’ Counsel and Defendants’ Counsel no later than October 24 , 2025 ( 21 days before the Settlement Hearing) , in accordance with the procedures set forth in the Stipulation and the Notice . Any Current Paysign Stockholder who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement and the releases of claims therein, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection . PLEASE DO NOT CALL THE COURT OR DEFENDANTS WITH QUESTIONS ABOUT THE SETTLEMENT.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA Case No. 2:20 - cv - 01722 - JCM - NJK EXHIBIT E ANDRZEJ TOCZEK, derivatively on behalf of PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. FINAL ORDER AND JUDGEMENT This matter came before the Court for hearing on November 14, 2025, to 27 28

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 consider approval of the proposed settlement (“Settlement”) set forth in the Stipulation and Agreement of Settlement dated November 25 , 2024 (the “Stipulation”) . The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement . Good cause appearing therefore, the Court enters this Order and Final Judgment (the “Judgment”) . IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: deemed to have, and by operation of the Judgment shall have, fully, finally, and 27 28 1 1 . This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation . 2. This Court has jurisdiction over the subject matter of the Nevada Action, including all matters necessary to effectuate the Settlement, and over all Parties. 3 . The Court finds that the notice of the Settlement was published and disseminated in accordance with this Court’s Preliminary Approval Order . This Court further finds that the forms and contents of the Notice and Summary Notice, as previously preliminarily approved by the Court, fully satisfied the requirements of Rule 23 . 1 of the Federal Rules of Civil Procedure and the requirements of due process . 4 . The Court hereby approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to each of the Parties, and further finds that the Settlement is in the best interests of Paysign and its stockholders . 5 . The Derivative Actions and all claims contained therein, as well as all of the Released Claims against Released Persons, are dismissed with prejudice . The Parties are to bear their own costs, except as otherwise provided below . 6. Upon the Effective Date, the Plaintiffs Releasing Parties shall be

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 forever released, relinquished, and discharged the Released Claims against the Released Persons . Plaintiffs Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Persons with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in the Settlement and/or this Judgment . with the terms of the Stipulation. 27 28 2 7 . Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims . The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or this Judgment . 8 . During the course of the litigation, all parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure, and all other similar laws or statutes . 9 . The Court hereby approves the sum of six hundred and seven thousand five hundred dollars ( $ 607 , 500 . 00 ) for the payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses in the Derivative Actions (the “Fee and Expense Amount”) and finds that the Fee and Expense Amount is fair and reasonable . No other fees, costs, or expenses may be awarded to Plaintiffs’ Counsel in connection with the Settlement . The Fee and Expense Amount shall be distributed in accordance

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 10 . The Court hereby approves the service awards of two thousand dollars ( $ 2 , 000 . 00 ) for each of the four Plaintiffs to be paid from Plaintiffs’ Counsel’s Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Actions . accordance with Rule 58 of the Federal Rules of Civil Procedure. 25 26 27 28 3 11 . Neither the Stipulation, nor any of its terms or provisions, nor entry of this Judgment, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, may be construed as, or may be used as evidence of the validity of any of the claims released herein or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever . 12 . Defendants may file the Stipulation and/or the Judgment in any action that has or may be brought against them in order to support a defense or counterclaim based on principles of res judicata , collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim . 13 . Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation . 14 . Pursuant to Rule 23 . 1 of the Federal Rules of Civil Procedure, this Court hereby finally approves the Stipulation and Settlement in all respects and orders the Parties to perform its terms to the extent the Parties have not already done so . 15 . This Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering the Judgment in accordance with the Stipulation . Accordingly, the Clerk is hereby directed to enter this Judgment forthwith in

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 IT IS SO ORDERED. DATED: HONORABLE RICHARD F. BOULWARE UNITED STATES DISTRICT JUDGE 25 26 27 28 4